UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 22, 2016

DTS8 COFFEE COMPANY, LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-54493	80-0385523
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

World Trade Centre, Suite 404,

999 Canada Place,

 Vancouver, British Columbia,

 CANADA V6C

(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  +1 (604) 641-1228

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Section 5 – Corporate Governance And Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Alexander Liang resigned as a director of DTS8 Coffee Company, Ltd. (“Company”) effective February 22, 2016.  There has been no disagreement between the Company and Alexander Liang on any matter relating to Company’s operations, policies or practices.  Alexander Liang was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K,  and has been provided with the opportunity to furnish the company with a letter addressed to the Company stating whether he agrees or disagrees with the statements made herein.  The letter from Alexander Liang is filed as an exhibit to this form 8-K.

After the changes, effective February 22, 2016, Douglas Thomas, the sole director, serves as the Chairman, Chief Executive Officer, President and Chief Financial Officer.

Item 9.01      Financial Statements and Exhibits.

Ex. 17.1

Letter on Change in Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2016

DTS8 Coffee Company, Ltd.

(Registrant)

/s/ Douglas Thomas

Douglas Thomas

Chief Executive Officer